UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 13, 2008

VeraSun Energy Corporation

(Exact name of registrant as specified in its charter)

South Dakota	000-32913	20-3430241
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 22nd Avenue

Brookings, SD 57006

(Address of principal executive offices)

(605) 696-7200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

VeraSun Energy Corporation (“VeraSun”) reported the completion of its acquisition of US BioEnergy Corporation (“US BioEnergy”) in its Current Report on Form 8-K filed on April 1, 2008. VeraSun amended such report to include the financial statements and pro forma financial information required by Item 9.01 in its Current Report on Form 8-K/A filed on April 11, 2008.

This Current Report on Form 8-K reports the historical unaudited condensed consolidated financial statements of US BioEnergy and its subsidiaries as of and for the three months ended March 31, 2008 and the unaudited condensed combined pro forma statements of operations for the year ended December 31, 2007 and the six months ended June 30, 2008.

This Current Report on Form 8-K also includes in Exhibit 99.3 hereto condensed consolidating financial statements for VeraSun and guarantor and nonguarantor subsidiaries of VeraSun, as described in Exhibit 99.3, as of and for the three and six months ended June 30, 2008.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired

The historical audited consolidated financial statements of US BioEnergy and its subsidiaries as of December 31, 2007 and 2006 and for each of the years in the three-year period ended December 31, 2007 are filed as Exhibit 99.1 to Form 8–K/A filed on April 11, 2008 and are incorporated herein by reference.

The historical unaudited condensed consolidated financial statements of US BioEnergy and its subsidiaries as of and for the three months ended March 31, 2008 are filed as Exhibit 99.2 to this Form 8-K and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited combined company condensed combined pro forma statements of operations for the year ended December 31, 2007 and the six months ended June 30, 2008 are filed as Exhibit 99.1 of this Form 8-K and are incorporated herein by reference.

(d)	Exhibits

The following exhibits are included herein:

Exhibit No.	Description
23.1	Consent of McGladrey & Pullen, LLP.

99.1	Unaudited combined company condensed combined pro forma statements of operations for the year ended December 31, 2007 and the six months ended June 30, 2008, and notes to unaudited condensed combined pro forma statements of operations.

99.2	US BioEnergy’s unaudited condensed consolidated financial statements as of March 31, 2008 and December 31, 2007 and for the three months ended March 31, 2008 and 2007.

99.3	Unaudited condensed consolidating financial statements of VeraSun Energy Corporation and guarantor and nonguarantor subsidiaries of VeraSun Energy Corporation, as described in Exhibit 99.3, as of and for the three and six months ended June 30, 2008.

99.4	Audited consolidated financial statements of VeraSun Energy Corporation and the related notes for the year ended December 31, 2007 (incorporated by reference to Items 8 and 15 of VeraSun Energy Corporation’s Annual Report on Form 10-K filed on March 12, 2008).

99.5	Unaudited condensed consolidated financial statements of VeraSun Energy Corporation and the related notes as of and for the six months ended June 30, 2008 (incorporated by reference to Item 1 of VeraSun Energy Corporation’s Quarterly Report on Form 10-Q filed on August 11, 2008).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERASUN ENERGY CORPORATION

Date: August 13, 2008	By:	/s/ Bryan Meier
Bryan Meier
Vice President, Finance and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of McGladrey & Pullen, LLP.

99.1	Unaudited combined company condensed combined pro forma statements of operations for the year ended December 31, 2007 and the six months ended June 30, 2008, and notes to unaudited condensed combined pro forma statements of operations.

99.2	US BioEnergy’s unaudited condensed consolidated financial statements as of March 31, 2008 and December 31, 2007 and for the three months ended March 31, 2008 and 2007.

99.3	Unaudited condensed consolidating financial statements of VeraSun Energy Corporation and guarantor and nonguarantor subsidiaries of VeraSun Energy Corporation, as described in Exhibit 99.3, as of and for the three and six months ended June 30, 2008.

99.4	Audited consolidated financial statements of VeraSun Energy Corporation and the related notes for the year ended December 31, 2007 (incorporated by reference to Item 8 and 15 of VeraSun Energy Corporation’s Annual Report on Form 10-K filed on March 12, 2008).

99.5	Unaudited condensed consolidated financial statements of VeraSun Energy Corporation and the related notes as of and for the six months ended June 30, 2008 (incorporated by reference to Item 1 of VeraSun Energy Corporation’s Quarterly Report on Form 10-Q filed on August 11, 2008).